Contract No.YGHQY18-

Enterprise Promotion Service Contract

Party A: Anhui Yunguhui Network Technology Co., Ltd.

Legal representative: Jiang Yusheng

Domicile: No.8 Huangguan Road, High-tech Zone, Anqing City, Anhui

Party B:____________________________________

Legal representative:______________________________

Domicile:____________________________________

Whereas:

1. Party A is a company operated by "Yunguhui Group" and dedicated to the most cohesive service platform in China for mass entrepreneurship and innovation.

2. Party B is a legally registered business entity and starts business operations within prescribed scope of business.

The parties hereby, in accordance with the *Contract Law of the People's Republic of China*, relevant laws, regulations and on the basis of equality, free will and unanimity through friendly consultation, enter into the following agreements with relation to the enterprise promotion service provided by Party A to Party B.

Article 1 Content of promotion services

1. Party A shall provide its tailored "Yunguhui" plaque and badge to Party B free of charge;

2. Party A shall provide micro-class service to Party B and invite directionally an expert (only one) every month to have interactive communications in WeChat group about enterprise-related legal, financial and tax affairs, overseas listing, studies of Chinese ancient civilization and business plan.

3. Party A shall provide places for Party B to meet with partners of five investment and financing institutions;

4. Party A shall publish free of charge Party B's demand information on its We-Media like "Yunguhui" APP platform, official website and WeChat public account, including but not limited to business financing, cooperation, promotion demand and

recruitment information, such information may be updated real-timely according to Party B's requirements;

5. Party A may use workroom, reception room and conference room of "Yunguhui" national operation center on a paid basis;

6. Party A may be paid to coordinate and match other resources for Party B;

7. Party B may attend free of charge offline salon and "walk into the college" activity held by "Yunguhui" national operation center.

8. Party B enjoys prior naming right in all kinds of activities held by Yunguhui Group.

Article 2 Term of service

The validity period of this agreement is one year, starting from __________ and ending on ____________. Where either party fails to send in writing notice of contract termination to the other party in the month before expiration of this Contract, this Contract will be renewed automatically for another year and both parties shall renew Enterprise Promotion Service Contract in the first three (3) days upon expiration of this Contract.

Article 3 Service charges and mode of payment

1. The promotion service charges in the validity period of this Contract are RMB 10,000, such amount shall be remitted by Party B to Party A's designated account within three (3) working days since signature of this Contract.

Party A's designated account:

Account Name: Anhui Yunguhui Network Technology Co., Ltd.

Account Number: 497010100100288681

Bank Name: Industrial Bank Anqing Branch

2. If Enterprise Promotion Service Contract is renewed in accordance with Article Ⅱ herein, Party B shall pay promotion service charges to Party A within three (3) working days since renewal of this Contract.

Article 4 Party A's rights and obligations

1. Party A shall be responsible for the operation and maintenance of network service platform APP of "Yunguhui".

2. Party A has the right to examine enterprise qualification of Party B and its propaganda information.

3. Party A shall provide promotion service to Party B in accordance with this Contract.

4. Party A shall organize regularly off-line activities to provide Party B with opportunities to match resources.

Article 5 Party B's rights and obligations

1. Party B shall pay promotion service charges to Party A in accordance with this Contract.

2. Party B shall promise to provide legitimate and valid enterprise information to Party A.

3. The propaganda information promised to be provided by Party B to Party A shall comply with legal regulations and social public interests.

4. Party B shall abide by service terms of Yunguhui Group strictly.

Article 6 Liability for breach of contract

1. Where any party violates any regulation herein, it shall undertake the responsibility of breach and if such violation results in losses of the other party, it shall compensate the other party for any resulting direct and indirect economic losses.

2. Where Party B delays its payment of promotion service charges to Party A, it shall pay the liquidated damages to Party A as per 0.1% of the promotion service charges for each delayed day, if the payment is delayed for more than ten (10) days, Party A has the right to terminate this Contract and any resulting losses shall be compensated by Party B to Party A.

3. Party A has the right to terminate this Contract for the reason of inauthentic enterprise information and publicity materials provided by Party B and reject to refund promotion service charges and if any losses are caused, it has the right claim compensation from Party B.

4. Any liabilities for compensation resulting from infringement of Party B's publicity materials on IPR of any third party shall be borne independently by Party B and Party A is exempted.

Article 7 Termination and cancellation of the Contract

1. After the signing of this Contract, the parties hereto may, through negotiation, change or supplement the relevant terms of this Contract in writing.

2. The early termination of this Contract will not affect the contractual rights and obligations of both parties arising before the date of early termination of this Contract.

3. This Contract will be terminated automatically after all contract terms are performed by both parties.

Article 8 Confidentiality

1. Any contractual party shall assume the obligation of confidentiality for trade secrets of the other party known during its performance of the contract and without written permission of the other party, any party mustn't disclose them to any third party, otherwise it shall bear the responsibility of breach and compensate losses.

2. Upon termination of this Contract, the parties shall continue to abide by the confidentiality herein and perform its obligations of confidentiality hereunder until the other party agrees to relieve such obligation, or any violation of the confidentiality of this Contract will not materially cause any form of damages to the other party.

Article 9 Delivery of notice

All notices and correspondences hereunder shall be sent in writing or by E-mail by the parties to the following addresses:

Party A:	Address:
Contact:	Tel:
Email:	
Party B:	Address:
Contact:	Tel:
Email:	

Party A and Party B hereby guarantees the authenticity, availability and uniqueness of the above notification methods. Both parties undertakes that if one party needs to change the above content, it shall notify the other party three (3) working days in advance. The party shall assume the relevant liabilities for any losses and adverse consequences caused to the other party due to its failure to notify the other party in time.

The above address and e-mail address are the service addresses of the notices and court documents of both parties.

Article 10 Disputes resolution

Any dispute arises during the performance of this Contract shall be settled through friendly negotiation between the two parties. If the negotiation fails, either party shall bring a lawsuit in the local people's court of Party A.

Article 11 Miscellaneous

1. This Contract will take effect since both parties put their signatures and seals on it;

2. For matters not mentioned herein, both parties shall conclude otherwise a supplemental agreement by unanimity through negotiation, the supplemental agreement has same legal effect with this Contract.

3. The copy of duplicate business license with Party B's official seal will act as the attachment of this Contract.

4. The attachment will be considered as one integral part of this Contract and has same legal effect with this Contract.

5. This Contract is made in duplicate with each party holding one copy.

Party A:

Authorized representative:

Date:

Party B:

Authorized representative:

Date: